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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 4, 2000

                           RAMSAY YOUTH SERVICES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)

          DELAWARE                 0-13849                      63-087532
       (State or Other           (Commission                  (IRS Employer
       Jurisdiction of          File Number)               Identification No.)
       Incorporation)

               Columbus Center                              33134
        One Alhambra Plaza, Suite 750                     (Zip Code)
            CORAL GABLES, FLORIDA
  ----------------------------------------
  (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (305) 569-6993


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

         On August 4, 2000, Ramsay Youth Services, Inc. (the "Company") consummated the acquisition of the operating assets of Charter Behavioral Health System of Manatee Palms, L.P. ("Manatee Palms") and the corresponding real estate (collectively the "Acquired Assets") from Charter Behavioral Health Systems, LLC and Crescent Real Estate Funding VII, L.P., respectively, (the "Sellers") for a cash purchase price of $7,700,000. The purchase price for the Acquired Assets was based on arms length negotiations between the Company and the Sellers. The purchase was financed with proceeds from the Company's amended senior credit facility with Fleet Capital Corporation. Manatee Palms used the Acquired Assets to provide education, treatment and aftercare services for at-risk and troubled youth, the Company intends to use these assets in the same manner.

         Included as Exhibits 2.17, 2.18, 2.19 and 2.20 are the Asset Purchase Agreement, First Amendment to Asset Purchase Agreement, Second Amendment to Asset Purchase Agreement and Real Estate Purchase Agreement and as such, the foregoing description is qualified in its entirety by reference to and incorporation of the terms and provisions thereof.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

(a)      Financial Statements of Business Acquired. Not applicable.

(b)      Pro Forma Financial Information. Not applicable.

(c)      Exhibits.

         Exhibit 2.17 Asset Purchase Agreement dated as of May 19, 2000 by and among the Company, Charter Behavioral Health Systems, LLC, the Charter Subsidiaries, Charter Advantage, LLC and Charter Managed Care Services, LLC (incorporated by reference to Exhibit 2.17 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000)

         Exhibit 2.18 First Amendment to Asset Purchase Agreement dated as of June 28, 2000 by and among the Company, Charter Behavioral Health Systems, LLC, Charter Behavioral Health System of Manatee Palms, LP, Charter Behavioral Health System at Manatee Adolescent Treatment Services, LP, Charter Advantage, LLC and Charter Managed Care Services, LLC (incorporated by reference to Exhibit 2.18 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30,
                           2000)

         Exhibit 2.19 Second Amendment to Asset Purchase Agreement dated July 18, 2000 by and among the Company, Charter Behavioral Health Systems, LLC, Charter Behavioral Health System of Manatee Palms, LP, Charter Behavioral Health System at Manatee Adolescent Treatment Services, LP, Charter Advantage, LLC and Charter Managed Care Services, LLC (incorporated by

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                           reference to Exhibit 2.19 to the Company's Quarterly
                           Report on Form 10-Q for the quarter ended June 30,
                           2000)

         Exhibit 2.20 Real Estate Purchase Agreement dated June 22, 2000 by and among the Company and Crescent Real Estate Funding VII, L.P. (incorporated by reference to
                           Exhibit 2.20 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000)

         Exhibit 10.146 Sixth Amendment to Loan and Security Agreement dated as of August 4, 2000 by and among the Company, the subsidiaries of the Company and Fleet Capital Corporation, as agent and lender. Pursuant to Reg. S-K, Item 601(b)(2), the Company agrees to furnish a copy of the Schedules and Exhibits to such Agreement to the Commission upon request (incorporated by reference to Exhibit 10.146 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000)

         Exhibit 99.16 Press release dated August 4, 2000 (incorporated by reference to Exhibit 99.16 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RAMSAY YOUTH SERVICES, INC.



Date:  August 14, 2000                    BY: /s/ MARCIO C. CABRERA
                                             --------------------------------
                                          Name:  Marcio C. Cabrera
                                          Title: Executive Vice President and
                                                 Chief Financial Officer